UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment One

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 10, 2025
(Earliest Event Date requiring this Report: December 20, 2024)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Explanatory Note:

This Current Report on Form 8-K/A, Amendment Number One, (“Amendment”) is filed to revise the forward looking statement in the Current Report on Form 8-K, dated December 20, 2024, (“Initial Form 8-K”) and attached press release exhibit in order to reflect the determination of the Company that it maintained its status as an operating company throughout 2024 and into 2025 and to take into account the cancellation of debt, as reported in the Initial Form 8-K, and the working capital funding from Coppermine Ventures, LLC on the Company’s operations and prospects. The Amendment makes no other changes to the Initial Form 8-K or attached press release exhibit. The revised forward-looking statement is set forth below.

FORWARD-LOOKING STATEMENTS. Except for statements of historical fact, the information contained in the Current Report on Form 8-K, any amendment thereto, and any attached press release may contain forward-looking statements, which statements are characterized by words like “seeking,” “should,” “may,” “intend,’ “expect,” “hope,” “believe,” “anticipate” and similar words. Forward looking statements are not guarantees of future performance and undue reliance should not be placed on them. Forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any statements about future performance or results expressed or implied by such forward-looking statements. The Company’s operations during 2024 and into 2025 consist of the development of a year-round health, fitness and social activities business (“HFS business”) and licensing of its existing Connected Chef product line to third party distributors and manufacturers. The Company relies on working capital funding from third parties to sustain its corporate existence and to fund the compliance costs of an SEC reporting company with its stock quoted on the OTC QB Venture Market. The Company will require additional third-party funding in 2025 for full development of the HFS business, which funding has not been obtained as of the date of this report. Further, additional working capital funding is needed to meet corporate compliance costs beyond the third fiscal quarter of 2025. The Company is a “penny stock” company with no primary market makers. The public auditors of the Company have expressed doubt as to the Company as a going concern. Any investment in Company’s common stock is highly risky and should only be considered by investors who can afford to lose their entire investment. The risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC should be carefully considered prior to any investment decision. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change, except as required by applicable securities laws. The reader is cautioned not to place undue reliance on any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chair of Board of Directors

Dated: March 10, 2025